UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2007 (September 13, 2007)

BROOKE CORPORATION

(Exact name of registrant as specified in its charter)

KS	001-31698	48-1009756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10950 Grandview Drive, Suite 600, Overland Park, KS	66210
(Address of principal executive offices)	(Zip Code)

(913) 661-0123

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01—Entry into a Material Definitive Agreement

On September 13, 2007, Bank of the West, a California banking corporation, and Brooke Savings Bank, a federal savings bank and a wholly-owned subsidiary of Brooke Corporation, a Kansas corporation (the “Company”) (NASDAQ: BXXX), announced a definitive agreement (the “Purchase Agreement”) for Brooke Savings Bank to purchase (the “Purchase”) approximately $8 million in loans and $103 million in deposits. Brooke Savings Bank has agreed to pay a deposit premium of between $2.7 and $3.3 million. A copy of the press release announcing these matters is attached as Exhibit 99.1 to this Form 8-K.

These assets and deposits were acquired by referral from a network of contractual agents in Kansas. In 2005, Bank of the West acquired Commercial Federal Bank, a $10.4 billion-asset, 205-branch savings bank operating in seven states, which had acquired the Kansas agent network in its merger with Railroad Savings Bank. The agent network currently consists of Kansas-based bank agents that refer deposit and loan business to Bank of the West, which has 25 branches in the state.

The Purchase is expected to close within 150 days and is subject to regulatory approval and standard closing conditions. The Purchase Agreement contains certain termination rights for both Bank of the West and Brooke Savings Bank in certain circumstances.

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is filed as Exhibit 2.1, hereto and incorporated herein by reference.

The Purchase Agreement has been filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Bank of the West and Brooke Savings Bank. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Bank of the West and Brooke Savings Bank or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be reflected fully in the Company’s public disclosures.

Item 7.01-Regulation FD Disclosure

On September 13, 2007, the Company issued a press release announcing the Purchase Agreement. The text of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.

The press release may contain forward-looking statements. All forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements. The following factors, among others, could cause actual results to differ from those indicated in the forward-looking statements: the uncertainty that the Company and its subsidiaries will achieve their short-term and long-term profitability and growth goals; uncertainties associated with market acceptance of and demand for the Company’s products and services; the impact of competitive products and pricing; the dependence on third-party suppliers and their pricing; the ability to meet product demand; the availability of funding sources; the exposure to market risks; uncertainties associated with the development of technology; changes in the law and in economic, political and regulatory environments; changes in management; the dependence on intellectual property rights; the effectiveness of internal controls; and risks and factors described from time to time in reports and registration statements filed by the Company with the Securities and Exchange Commission. A more complete description of the Company’s business is provided in the Company’s most recent annual, quarterly and current reports, which are available from the Company without charge or at www.sec.gov.

Item 9.01—Financial Statements and Exhibits

(d) Exhibits

2.1	PURCHASE AND ASSUMPTION AGREEMENT dated as of September 12, 2007, by and among Brooke Savings Bank, a federal savings bank, Brooke Corporation, a Kansas corporation and a holding company of Brooke Savings Bank, and Bank of the West, a California banking corporation.*

99.1	Press Release of Brooke Corporation issued September 13, 2007 announcing the Purchase.

Exhibit 99.1 is being furnished, not filed, with this Current Report on Form 8-K. Accordingly, Exhibit 99.1 will not be incorporated by reference into any other filing made by Brooke Corporation with the SEC, unless specifically identified therein as being incorporated therein by reference.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Brooke Corporation agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BROOKE CORPORATION

Date: September 18, 2007	By:	/s/ Anita F. Larson
	Name:	Anita F. Larson
	Its:	President and Chief Operating Officer

EXHIBIT INDEX

2.1	PURCHASE AND ASSUMPTION AGREEMENT dated as of September 12, 2007, by and among Brooke Savings Bank, a federal savings bank, Brooke Corporation, a Kansas corporation and a holding company of Brooke Savings Bank, and Bank of the West, a California banking corporation.*

99.1	Press Release of Brooke Corporation issued September 13, 2007 announcing the Purchase.

Exhibit 99.1 is being furnished, not filed, with this Current Report on Form 8-K. Accordingly, Exhibit 99.1 will not be incorporated by reference into any other filing made by Brooke Corporation with the SEC, unless specifically identified therein as being incorporated therein by reference.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Brooke Corporation agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.